UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): October 30, 2023
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FIESTA RESTAURANT GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas, 75254
(Address of principal executive offices) (ZIP code)

(972) 702-9300
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	FRGI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on August 6, 2023, Fiesta Restaurant Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Fiesta Holdings, LLC, a Delaware limited liability company (“Parent”), and Fiesta Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub”). On October 30, 2023 (the “Closing Date”), pursuant to the terms and conditions set forth in the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The foregoing descriptions of the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on August 7, 2023 and is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the Merger, effective as of October 27, 2023, the Company terminated the (i) Credit Agreement, dated as of November 23, 2020 (the “Credit Agreement”), by and among the Company, the lenders from time to time party thereto and Fortress Credit Corp., as administrative agent and the collateral agent for the lenders (the “Agent”), (ii) Security Agreement, dated as of November 23, 2020, (the “Security Agreement”) among the Company, certain direct and indirect subsidiaries of the Company (the “Guarantors”), as guarantors, and the Agent, and (iii) Guarantee Agreement, dated as of November 23, 2020, (the “Guarantee Agreement”) among the Guarantors and the Agent. The Credit Agreement, Security Agreement and Guarantee Agreement are described in Item 1.01 and Item 2.03 of the Company’s Current Report on Form 8-K filed on November 30, 2020, which description is incorporated by reference into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 5.01, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K is  incorporated by reference in its entirety into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), (1) each share of common stock, par value $0.01 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by the Company, any of the Company’s subsidiaries, Parent, any of Parent’s subsidiaries (including Merger Sub’s subsidiaries), or by stockholders who have properly exercised and perfected appraisal rights under Delaware law) was automatically cancelled and converted into the right to receive $8.50 per share in cash, without interest (the “Merger Consideration”), (2) each restricted stock award with respect to Common Stock (“Company Restricted Stock Award”) issued and outstanding immediately prior to the Effective Time, (i) was deemed to be fully vested and the restrictions with respect thereto lapsed, and (ii) was treated in the Merger in the same manner as the other shares of Common Stock, and (3) each award of restricted stock units pursuant to which the recipient had a right to receive shares of Common Stock (“Company Restricted Stock Unit Award”) that issued and outstanding immediately prior to the Effective Time, (i) was canceled and extinguished as of the Effective Time and (ii) was converted into the right to receive an amount, in cash, equal to the product of (A) the number of shares of Common Stock subject to such Company Restricted Stock Unit Award (with such number of shares for a Company Restricted Stock Unit Award subject to performance-based vesting determined at the target level of performance) multiplied by (B) the Merger Consideration.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company notified representatives of NASDAQ Global Select Market (“Nasdaq”) that the Merger had been completed and requested that Nasdaq delist the Common Stock. As a result, trading of the Common Stock, which traded under the ticker symbol “FRGI” on Nasdaq, was halted prior to the opening of trading on October 30, 2023 and will be suspended effective prior to the opening of trading on October 31, 2023. In addition, the Company requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 in order to effect the delisting of the shares of the Common Stock from Nasdaq and deregistration of such shares under Section 12(b) of the Exchange Act. The Company also intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the shares of the Common Stock under Section 12(g) of the Exchange Act and suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference in its entirety into this Item 3.03.

At the Effective Time, each holder of Common Stock immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration pursuant to the Merger Agreement.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on August 7, 2023 and is incorporated by reference herein.

Item 5.01. Change of Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.01.

In connection with the Merger and at the Effective Time, a change of control of the Company occurred and Merger Sub merged with and into the Company, with the Company continuing as the Surviving Corporation and a wholly owned subsidiary of Parent.

Item 5.02. Departure of Directors; Election of Directors.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, all of the members of the Company’s board of directors (which consisted of Nicholas Daraviras, Stacey Rauch, Nicholas Shepherd, Paul E. Twohig, Sherrill Kaplan, Andrew Rechtschaffen and Nirmal K. Tripathy) ceased to be directors of the Company, and Dirk Montgomery became the sole director of the Company, as the Surviving Corporation. With respect to each of the foregoing pre-Effective Time directors, this cessation of service was not related to any disagreement with the Company on any matter relating to the Company’s operations, polices or practices.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on August 7, 2023 and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.03.

Promptly following the Effective Time, the Amended and Restated Certificate of Incorporation of the Company that was in effect immediately before the Effective Time was amended and restated to be in the form attached hereto as Exhibit 3.1 (the “Amended and Restated Certificate of Incorporation”). In addition, promptly following Effective Time, the Amended and Restated Bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated in their entirety to be in the form attached hereto as Exhibit 3.2 (the “Amended and Restated Bylaws”).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*
Agreement and Plan of Merger, dated as of August 6, 2023, by and among Fiesta Restaurant Group, Inc., Fiesta Holdings, LLC, and Fiesta Merger Sub, LLC (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on August 7, 2023)

3.1	Amended and Restated Certificate of Incorporation of Fiesta Restaurant Group, Inc., dated October 30, 2023
3.2	Amended and Restated Bylaws of Fiesta Restaurant Group, Inc., dated October 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the Company’s future performance, including any discussion, express or implied, regarding the consummation of the acquisition of the Company and the transactions contemplated by the Merger Agreement (the “transaction”), the timing of the suspension of trading and delisting from Nasdaq, the timing of the Form 25 or Form 15 filings with the SEC, the timing and effectiveness of the appointment and departure of directors and officers and the timing and effectiveness of amendments to the Company’s organizational documents. These statements are often identified by the words “may,” “might,” “believe,” “think,” “positioned,” “estimate,” “project,” “plan,” “goal,” “target,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on the Company’s forward-looking statements. The Company’s actual results and the timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those discussed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K and our quarterly reports on Form 10-Q. Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the transaction or the Company include, but are not limited to: occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the failure to satisfy the closing conditions, the possibility that the consummation of the transaction and the transactions contemplated by the Merger Agreement are delayed or does not occur, uncertainty as to whether the parties will be able to complete the transaction on the terms set forth in the Merger Agreement, the outcome and costs of any legal proceedings that have been or may be instituted against the parties or others following announcement or consummation of the transactions contemplated by the Merger Agreement, challenges, disruptions and costs of integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected, risks that the transaction and other transactions contemplated by the Merger Agreement disrupt current plans and operations that may harm the Company’s businesses, the amount of any costs, fees, expenses, impairments and charges related to the transaction, and uncertainty as to the effects of the consummation of the transaction on the Company’s value and financial performance. All forward-looking statements and the internal projections and beliefs upon which the Company bases its expectations included in this Current Report on Form 8-K or other periodic reports represent its estimates as of the date made and should not be relied upon as representing its estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: October 30, 2023	By:	/s/ Louis DiPietro
Louis DiPietro
Senior Vice President, Chief Legal and People Officer, General Counsel & Secretary